UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 6, 2006
Union Community Bancorp
(Exact Name of Registrant as Specified in Its Charter)
Indiana	000-23543	35-2025237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Main Street, Crawfordsville, Indiana		47933
(Address of Principal Executive Offices)		(Zip Code)
(765) 362-2400
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 6, 2006, the Corporation issued a press release reporting its results of operations for the year ended December 31, 2005.

A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 23, 2005, MainSource Financial Group, Inc. (“MainSource”) announced its proposed merger with the Corporation. On December 29, 2005, MainSource filed a Registration Statement on Form S-4 (No. 333-130753) with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger, and on January 27, 2006, MainSource filed with the SEC Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4.  The Corporation's special shareholder meeting to vote on the merger will be held on March 15, 2006, at 1:00 p.m. at the Corporation's principal office located at 221 East Main Street, Crawfordsville, Indiana.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description
	99.1	Press Release, dated February 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 6, 2006	Union Community Bancorp

	By:	/s/ J. Lee Walden
J. Lee Walden Chief Financial Officer

EXHBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 6, 2006